SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 19, 2003

INFONET SERVICES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-15475	95-4148675
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2160 East Grand Avenue El Segundo, California (Address of principal executive offices)		90245-1022 (Zip Code)

(310) 335-2600

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibits

99.1	Infonet Services Corporation press release dated June 19, 2003

Item 9.    Regulation FD Disclosure (furnished under Item 12)

Infonet Services Corporation (“Infonet”) is furnishing the information in this section under “Item 9. Regulation FD Disclosure” and “Item 12. Results of Operations and Financial Condition” of this Current Report in accordance with SEC Release No. 33-8216.

On June 19, 2003, Infonet issued the press release attached hereto as Exhibit 99.1 and incorporated by reference herein. This press release announced Infonet’s operating results for its fiscal year and fourth quarter ended March 31, 2003.

Infonet had previously announced the termination by its terms of its arrangement with AUCS Communications Services N.V., and the payment of an incentive fee to Infonet in connection with this termination. With the termination of the AUCS arrangement, Infonet no longer receives outsourcing revenue associated with the provisioning of AUCS services. The press release contains a discussion of the non-GAAP financial measure, core revenue, excluding incentive fee revenue. Core revenue is defined as revenue, excluding European outsourcing revenue. Infonet uses core revenue, excluding incentive fee revenue, to supplement its financial statements presented in accordance with GAAP. Since Infonet will no longer receive outsourcing revenue, core revenue, excluding incentive fee revenue, is provided to enhance the investor’s overall understanding of Infonet’s current financial performance and prospects for the future. Specifically, Infonet believes that inclusion of core revenue, excluding incentive fee revenue, provides consistency in its financial reporting and facilitates the comparison of results of operations between its current, past and future periods. In addition, core revenue, excluding incentive fee revenue, is one of the primary indicators management uses for planning and forecasting in future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with accounting principles generally accepted in the United States.

Infonet is also holding a webcast and investor conference call beginning at 6:00 a.m. Pacific Time on June 20, 2003 to disclose its financial results for its fiscal year and fourth quarter ended March 31, 2003. The webcast can be accessed live through the Infonet website, www.infonet.com, or by calling 1-800-289-0436 for domestic locations or +1-913-981-5507 for international locations. For a replay of the investor conference call within the United States, call 1-888-203-1112; outside the United States, call +1-719-457-0820. Replays of the investor conference call will be available from 9:00 a.m. Pacific Time on June 20, 2003 through 9:00 p.m. Pacific Time on June 24, 2003. The confirmation code for the replay is 248502.

The information in this section shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFONET SERVICES CORPORATION

Date: June 19, 2003	By:	/s/ PAUL A. GALLEBERG
Name: Paul A. Galleberg Title: Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit	Description of Exhibit
99.1	Infonet Services Corporation press release dated June 19, 2003